Trust of Administration	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Trust of Administration
39.	TRUST OF ADMINISTRATION

Since 2008, the subsidiary Ferrosur Roca S.A. must make annual fee contributions (canon) of the 3% of its total revenues to a fund for the improvement of the interurban railroad system. However, until 2013, the procedure for contributing the amounts accrued had not been established.

On February 5, 2013, a trust agreement was signed between Ferrosur Roca S.A. and Banco de la Nación Argentina (the Bank) in order to fulfill the formalization process necessary to manage the funds paid by Ferrosur Roca S.A. as payment for the investment works intended to strengthen the interurban rail system.

Until December 31, 2015, the amounts transferred to the Trust were considered contingent assets since, although the amounts were deposited in a Trust, there was a significant uncertainty in relation to the fact that the future economic benefits were expected to flow to the entity.

On July 27, 2016, the Ministry of Transportation issued the Rule N° 218, establishing a procedure for the certification of proposed works by rail concessionaires.

Based on the new regulation, the Company recognized all the amounts transferred to the Trust under the line Other receivables from Trust of Administration. The contributions of the year ended December 31, 2018 amounted to 46.267.585

On the understanding that the use of the proceeds must be approved by the regulatory authority, the Company is not empowered to lead the relevant activities.

In the course of this fiscal year, the first works proposed to the State came to an end with the contributions made by the controlled company into FFFSFI. These works consisted in the heavy improvement of railway structure and automated treatment of 29.215 km of railway between Parish Sur - Azul Norte Km. 259 and Km. 288.215 progressives in the Cañuelas-Olavarría branch.